                                                                    EXHIBIT 99.1



               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
             REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE
                                  ACT FILINGS

I, James E. O'Connor, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Republic Services, Inc., and, except as corrected or supplemented in a subsequent covered report:

    o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Republic Services, Inc.'s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    o Annual Report on Form 10-K for the year ended December 31, 2001 of Republic Services, Inc.;

    o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Republic Services, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    o  any amendments to any of the foregoing.



/s/ James E. O'Connor
---------------------------                         Subscribed and sworn to
James E. O'Connor                                   before me this 9th day of
August 9, 2002                                      August 2002.
                                                    /s/ Christine M. Doyle
                                                    ---------------------------
                                                    Notary Public
                                                    My Commission Expires:
                                                    November 22, 2005